Exhibit 99.2

Supplemental Analyst Package Third Quarter 2006 Earnings Call November 2, 2006

Table of Contents Financial Highlights ___________________________________________________ 1 Consolidated Balance Sheets __________________________________________ 2 Consolidated Statements of Operations __________________________________ 3 Consolidated Statements of Funds from Operations _______________________ 4 Capital Structure _____________________________________________________ 5 Portfolio Overview ____________________________________________________ 6 Property Results of Operations _________________________________________ 8 Owned Development Update ___________________________________________ 9 Third Party Development Update _______________________________________ 10 Management Services Update __________________________________________ 11 Investor Information __________________________________________________ 12

Financial Highlights

(dollars in thousands, except per share data)

	Three Months Ended September 30,				Nine Months Ended September 30,			
	2006	2005	$ Change	% Change	2006	2005	$ Change	% Change
Operating Data								
Total revenues	$ 30,859	$ 20,848	$ 10,011	48.0%	$ 85,437	$ 57,802	$ 27,635	47.8%
Operating income	5,447	3,576	1,871		18,438	11,342	7,096	
Net (loss) income	(1,611)	(596)	(1,015)		(14)	5,804 [1]	(5,818)	
Net (loss) income per share - basic	(0.09)	(0.04)			0.00	0.41 [1]		
Net (loss) income per share - diluted	(0.09)	(0.03)			(0.02)	0.41 [1]		
FFO	4,951	3,567	1,384		18,693	11,829	6,864	
FFO per share - diluted	0.24	0.21			0.96	0.83		
FFOM	5,514	4,285	1,229		18,512	12,404	6,108	
FFOM per share - diluted	0.27	0.25			0.95	0.87		
Same store net operating income - Owned off-campus properties	6,876	6,566	310	4.7%	18,431	17,616	815	4.6%

Operating Statistics	September 30, 2006	December 31, 2005
Debt to total market capitalization [2]	33.7%	31.3%
Interest coverage [3]	2.27	2.07

[1] Net income for the nine months ended September 30, 2005 includes a gain from disposition of real estate of approximately $5.9 million or $0.41 per fully diluted share.

[2] Excludes debt related to our on-campus participating properties of $90.1 million and $91.4 million at September 30, 2006 and December 31, 2005, respectively. Also excludes net unamortized debt premiums of $6.3 million and $4.3 million at September 30, 2006 and December 31, 2005, respectively.

[3] Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties.

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Consolidated Balance Sheets (dollars in thousands) Assets Investments in real estate: Owned off-campus properties, net Owned off-campus property-held for sale On-campus participating properties, net Investments in real estate, net $ September 30, 2006 (unaudited) 684,160 31,851 77,633 793,644 $ December 31, 2005 384,758 32,340 80,370 497,468 Cash and cash equivalents Restricted cash Student contracts receivable, net Other assets Total assets $ 32,245 12,681 3,028 22,831 864,429 $ 24,641 9,502 2,610 16,641 550,862 Liabilities and stockholders' equity Liabilities: Secured debt Accounts payable and accrued expenses Other liabilities Total liabilities $ 425,421 16,133 30,288 471,842 $ 291,646 7,983 25,155 324,784 Minority interests 38,176 2,851 Stockholders' equity: Common stock Additional paid in capital Accumulated earnings and distributions Accumulated other comprehensive income Total stockholders' equity Total liabilities and stockholders' equity $ 229 382,115 (28,374) 441 354,411 864,429 $ 172 233,388 (10,817) 484 223,227 550,862

Consolidated Statements of Operations

(unaudited, dollars in thousands, except share and per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2006	2005	$ Change	2006	2005	$ Change
Revenues:						
Owned off-campus properties	$ 24,340	$ 14,155	$ 10,185	$ 64,687	$ 38,814	$ 25,873
On-campus participating properties	3,971	3,637	334	13,450	12,263	1,187
Third party development services	1,729	2,017	(288)	4,463	3,994	469
Third party management services	491	783	(292)	1,844	2,055	(211)
Resident services	328	256	72	993	676	317
Total revenues	**30,859**	**20,848**	**10,011**	**85,437**	**57,802**	**27,635**
Operating expenses:						
Owned off-campus properties	13,178	7,696	5,482	31,710	18,876	12,834
On-campus participating properties	2,455	2,173	282	6,660	6,034	626
Third party development and management services	1,338	1,609	(271)	4,402	4,646	(244)
General and administrative	1,468	1,534	(66)	4,879	4,823	56
Depreciation and amortization	6,735	4,015	2,720	18,672	11,384	7,288
Ground/facility leases	238	245	(7)	676	697	(21)
Total operating expenses	**25,412**	**17,272**	**8,140**	**66,999**	**46,460**	**20,539**
Operating income	**5,447**	**3,576**	**1,871**	**18,438**	**11,342**	**7,096**
Nonoperating income and (expenses):						
Interest income	294	396	(102)	623	498	125
Interest expense	(7,445)	(4,319)	(3,126)	(19,847)	(12,761)	(7,086)
Amortization of deferred financing costs	(334)	(318)	(16)	(1,078)	(840)	(238)
Other nonoperating income	-	-	-	-	430	(430)
Total nonoperating expenses	**(7,485)**	**(4,241)**	**(3,244)**	**(20,302)**	**(12,673)**	**(7,629)**
Loss before income taxes, minority interests, and discontinued operations	(2,038)	(665)	(1,373)	(1,864)	(1,331)	(533)
Income tax provision	-	(6)	6	-	(6)	6
Minority interests	149	(10)	159	202	(85)	287
Loss from continuing operations	**(1,889)**	**(681)**	**(1,208)**	**(1,662)**	**(1,422)**	**(240)**
Discontinued operations:						
Income attributable to discontinued operations	278	85	193	1,648	1,343	305
Gain from disposition of real estate	-	-	-	-	5,883	(5,883)
Total discontinued operations	278	85	193	1,648	7,226	(5,578)
Net (loss) income	**$ (1,611)**	**$ (596)**	**$ (1,015)**	**$ (14)**	**$ 5,804**	**$ (5,818)**
Net (loss) income per share - basic	$ (0.09)	$ (0.04)		$ -	$ 0.41	
Net (loss) income per share - diluted	$ (0.09)	$ (0.03)		$ (0.02)	$ 0.41	
Weighted-average common shares outstanding:						
Basic	18,218,128	17,005,462		17,553,627	14,100,631	
Diluted	20,535,276	17,126,462		19,397,571	14,221,631	

3

Consolidated Statements of Funds from Operations

(dollars in thousands, except share and per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2006	2005	$ Change	2006	2005	$ Change
Net (loss) income	$ (1,611)	$ (596)	$ (1,015)	$ (14)	$ 5,804	$ (5,818)
Minority interests	(149)	10	(159)	(202)	85	(287)
Gain from disposition of real estate	-	-	-	-	(5,883)	5,883
Real estate related depreciation and amortization	6,711	4,153	2,558	18,909	11,823	7,086
Funds from operations ("FFO")	**4,951**	**3,567**	**1,384**	**18,693**	**11,829**	**6,864**
Elimination of operations of on-campus participating						
Net loss from on-campus participating properties	1,191	966	225	1,306	897	409
Amortization of investment in on-campus participating properties	(1,037)	(913)	(124)	(3,083)	(2,675)	(408)
	5,105	3,620	1,485	16,916	10,051	6,865
Modifications to reflect operational performance of on-campus participating properties:						
Our share of net cash flow [1]	238	245	(7)	676	697	(21)
Management fees	171	167	4	615	588	27
On-campus participating property development fees [2]	-	253	(253)	305	1,068	(763)
Impact of on-campus participating properties	409	665	(256)	1,596	2,353	(757)
Funds from operations - modified for operational performance of on-campus participating properties ("FFOM")	**$ 5,514**	**$ 4,285**	**$ 1,229**	**$ 18,512**	**$ 12,404**	**$ 6,108**
FFO per share - diluted	$ 0.24	$ 0.21		$ 0.96	$ 0.83	
FFOM per share - diluted	$ 0.27	$ 0.25		$ 0.95	$ 0.87	
Weighted average common shares outstanding - diluted	20,637,239	17,174,663		19,495,171	14,263,981	

[1] 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures.

[2] Development and construction management fees, including construction savings earned under the general construction contract, related to the Cullen Oaks Phase II on-campus participating property completed in August 2005.

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Capital Structure as of September 30, 2006 (dollars in thousands) Total Debt (1) Total Equity Market Value (2) Total Market Capitalization Debt to Total Market Capitalization Interest Coverage (3) $ $ 328,986 646,399 975,385 33.7% 2.27 Fixed Rate Mortgage Variable Rate Construction Loan Total / Weighted Average Principal Outstanding (1) 316,204 $ 12,782 328,986 $ Weighted Average Interest Rate 6.53% 6.83% 6.54% Average Term to Maturity 5.5 Years 2.0 Years 5.4 Years Fixed Rate Debt Maturity Schedule $80,000 $69,646 $70,000 $60,000 $50,000 $0 $0 $0 $54,260 $51,636 $48,926 $17,950 $35,689 $38,097 $0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 $40,000 $30,000 $20,000 $10,000 $0 (1) Excluding debt related to our on-campus participating properties totaling $90.1 million with a weighted average interest rate of 7.08% and average term to maturity of 12.1 years. Also excludes net unamortized debt premiums of $6.3 million. (2) Based on share price of $25.51 at September 30, 2006. Assumes conversion of all common and preferred Operating Partnership units as well as any other securities convertible into common shares. (3) Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties.

Portfolio Overview as of September 30, 2006

Same Store Owned Off-Campus Portfolio

Property	Primary University Served	Units	Beds		Physical Occupancy at September 30, 2006	2005
Owned off-campus properties - 12-month leases						
1. The Village at Blacksburg	Virginia Tech University	288	1,056		99.4%	99.2%
2. River Club Apartments	The University of Georgia - Athens	266	794		99.0%	98.6%
3. River Walk Townhomes	The University of Georgia - Athens	100	340		97.9%	97.9%
4. The Village at Alafaya Club	The University of Central Florida	228	840		99.4%	98.7%
5. The Village at Science Drive	The University of Central Florida	192	732		99.5%	99.5%
6. University Village at Boulder Creek	The University of Colorado at Boulder	82	309		98.7%	93.2%
7. University Village at Fresno	California State University - Fresno	105	406		95.1%	95.8%
8. University Village at TU	Temple University	220	749		99.5%	98.1%
9. University Club Tallahassee	Florida State University	152	608		99.2%	99.2%
10. The Grove at University Club	Florida State University	64	128		100.0%	97.7%
11. College Club Tallahassee	Florida A&M University	96	384		89.8%	96.6%
12. The Greens at College Club	Florida A&M University	40	160		99.4%	98.8%
13. University Club Gainesville	University of Florida	94	376		98.9%	96.0%
14. Cityparc at Fry Street	University of North Texas	136	418		98.8%	99.5%
15. The Estates	University of Florida	396	1,044		99.3%	99.1%
16. University Village at Sweethome	State University of New York - Buffalo	269	828		99.9%	100.0%
Subtotal - Same Store Owned Off-Campus Properties - 12-month leases		**2,728**	**9,172**		**98.7%**	**98.4%**
Owned off-campus properties - less than 12-month leases						
17. The Village on University	Arizona State University Main Campus	288	918		99.5%	98.5%
18. The Callaway House	Texas A&M University	173	538		103.7%	103.7%
19. Villas on Apache	Arizona State University Main Campus	111	288	(1)	99.0%	100.0%
Subtotal - Same Store Owned Off-Campus Properties - less than 12-month leases		**572**	**1,744**		**100.7%**	**100.3%**
Total - Same Store Owned Off-Campus Properties		**3,300**	**10,916**		**99.0%**	**98.8%**

(1) Villas on Apache (Formerly Commons on Apache) was reconfigured from 444 beds to 288 beds in August 2006.

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Portfolio Overview as of September 30, 2006

New Properties & On-Campus Participating Properties

Property	Primary University Served	Units	Beds	Physical Occupancy at September 30, 2006	2005
New Owned Off-Campus Properties					
20. Entrada Real	University of Arizona	98	363	99.5%	n/a
21. Royal Oaks	Florida State University	82	224	100.0%	n/a
22. Royal Pavilion	Florida State University	60	204	98.0%	n/a
23. Royal Village Tallahassee	Florida State University	75	288	99.3%	n/a
24. Royal Village Gainesville	University of Florida	118	448	96.7%	n/a
25. Northgate lakes	The University of Central Florida	194	710	99.4%	n/a
26. Royal Lexington	The University of Kentucky	94	364	91.5%	n/a
27. The Woods at Greenland	Middle Tennessee State University	78	276	98.2%	n/a
28. Raider's Crossing	Middle Tennessee State University	96	276	97.8%	n/a
29. Raider's Pass	Texas Tech University	264	828	68.6%	n/a
30. Aggie Station	Texas A&M University	156	450	100.0%	n/a
31. The Outpost San Marcos	Texas State University - San Marcos	162	486	99.6%	n/a
32. The Outpost San Antonio	University of Texas - San Antonio	276	828	99.8%	n/a
33. Callaway Villas	Texas A&M University	236	704	100.0%	n/a
34. University Centre [(1)]	Rutgers University, NJIT, Essex CCC	234	838	n/a	n/a
Subtotal - New Owned Off-Campus Properties		**2,223**	**7,287**	**94.8%** [(2)]	**n/a**
Total - Owned Off-Campus Properties (New and Same Store)		**5,523**	**18,203**	**97.5%** [(2)]	**98.8%**
On-Campus Participating Properties					
35. University Village - PVAMU	Prairie View A&M University	612	1,920	97.6%	99.1%
36. University College - PVAMU	Prairie View A&M University	756	1,470	89.8%	86.4%
37. University Village - TAMIU	Texas A&M International University	84	252	93.7%	73.8%
38. Cullen Oaks - Phase I and II	The University of Houston	411	879	99.2%	99.9%
Subtotal - On-Campus Participating Properties		**1,863**	**4,521**	**95.2%**	**93.7%**
Total - All Properties		**7,386**	**22,724**	**97.0%** [(2)]	**97.3%**

(1) Formerly Village at Newark. Currently under development and scheduled to open for occupancy in Fall 2007.

(2) Excludes properties that are currently under development.

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Property Results of Operations

(dollars in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,			
	2006	2005	$ Change	% Change	2006	2005	$ Change	% Change
Property revenues								
Owned off-campus properties:								
Same store properties [1]	$ 15,335	$ 14,708	$ 627	**4.3%**	$ 32,615	$ 31,781	$ 834	**2.6%**
New properties	10,324	732	9,592	1310.4%	36,804	11,332	25,472	224.8%
Total owned off-campus properties [2]	25,659	15,440	10,219	66.2%	69,419	43,113	26,306	61.0%
On-campus participating properties:								
Same store properties	3,495	3,381	114	3.4%	11,878	12,007	(129)	-1.1%
New properties	476	256	220	85.9%	1,572	256	1,316	514.1%
Total on-campus participating properties	3,971	3,637	334	9.2%	13,450	12,263	1,187	9.7%
Total property revenues	$ 29,630	$ 19,077	$ 10,553	55.3%	$ 82,869	$ 55,376	$ 27,493	49.6%
Property operating expenses								
Owned off-campus properties:								
Same store properties [1]	$ 8,459	$ 8,142	$ 317	**3.9%**	$ 14,184	$ 14,165	$ 19	**0.1%**
New properties	5,317	244	5,073	2079.1%	18,986	6,230	12,756	204.8%
Total owned off-campus properties	13,776	8,386	5,390	64.3%	33,170	20,395	12,775	62.6%
On-campus participating properties:								
Same store properties	2,189	2,074	115	5.5%	5,993	5,935	58	1.0%
New properties	266	99	167	168.7%	667	99	568	573.7%
Total on-campus participating properties	2,455	2,173	282	13.0%	6,660	6,034	626	10.4%
Total property operating expenses	$ 16,231	$ 10,559	$ 5,672	53.7%	$ 39,830	$ 26,429	$ 13,401	50.7%
Property net operating income								
Owned off-campus properties:								
Same store properties [1]	$ 6,876	$ 6,566	$ 310	**4.7%**	$ 18,431	$ 17,616	$ 815	**4.6%**
New properties	5,007	488	4,519	926.0%	17,818	5,102	12,716	249.2%
Total owned off-campus properties	11,883	7,054	4,829	68.5%	36,249	22,718	13,531	59.6%
On-campus participating properties:								
Same store properties	1,306	1,307	(1)	-0.1%	5,885	6,072	(187)	-3.1%
New properties	210	157	53	33.8%	905	157	748	476.4%
Total on-campus participating properties	1,516	1,464	52	3.6%	6,790	6,229	561	9.0%
Total property net operating income	$ 13,399	$ 8,518	$ 4,881	57.3%	$ 43,039	$ 28,947	$ 14,092	48.7%

(1) Includes The Village on University which is classified as discontinued operations on the accompanying consolidated statements of operations. Revenues for The Village on University were $991 and $1,029 for the three months ended September 30, 2006 and 2005, respectively, and $3,739 and $3,623 for the nine months ended September 30, 2006 and 2005, respectively. Operating expenses for The Village on University were $598 and $690 for the three months ended September 30, 2006 and 2005, respectively and $1,460 and $1,519 for the nine months ended September 30, 2006 and 2005, respectively. Excluding The Village on University from same store owned-off campus properties, net operating income increased 4.3% over the third quarter 2005 and 4.3% over the year to date 2005 period.

(2) Includes revenues which are reflected as Resident Services Revenue on the accompanying consolidated statements of operations.

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Owned Development Update

(dollars in thousands)

RECENTLY COMPLETED PROJECTS

Project	Location	Primary University Served	Units	Beds	Project Costs	Completion Date
Callaway Villas	College Station, TX	Texas A&M University	236	704	$ 37,475	August 2006

PROJECTS UNDER CONSTRUCTION

Project	Location	Primary University Served	Units	Beds	Estimated Project Costs	% Complete [1]	Scheduled to Open for Occupancy
University Centre	Newark, NJ	Rutgers University, NJIT, Essex CCC	234	838	$ 74,386	64%	Fall 2007

PROJECTS IN PRE-DEVELOPMENT

Project	Location	Anticipated Commencement	Approximate Targeted Units	Approximate Targeted Beds	Estimated Project Cost	Targeted Completion
Arizona State University [2]	Tempe, AZ					
Component I [3]		Fourth Quarter 2006	625	1,900	$ 138,000	August 2008
Component II [4]		Third Quarter 2007	575	1,700	114,000	August 2009
Component III		TBD	575	1,500	110,000	TBD
					$ 362,000	

PROJECTS UNDER EXECUTED LETTERS OF INTENT [5]

Project	Location	Anticipated Commencement	Targeted Units	Targeted Beds	Estimated Project Cost	Targeted Completion
Chestnut Ridge	Amherst, NY	First Quarter 2007	196	552	$ 36,500	August 2008
Midwest Development	Midwest	Third Quarter 2007	220	750	37,000	August 2008
					$ 73,500	

PROJECTS UNDER ISSUED LETTERS OF INTENT [5]

Project	Location	Anticipated Commencement	Targeted Units	Targeted Beds	Estimated Project Cost	Targeted Completion
Existing Project Expansion	Northeast	Third Quarter 2007	96	384	$ 20,700	August 2009

(1) Based on costs incurred under general construction contract as of September 30, 2006.

(2) Component developments are contingent upon Board of Regents approval on each component and execution of all transactional documents, including a ground lease agreement with Arizona State University for each component.

(3) Includes parking structure and retail space.

(4) Includes the new Barrett Honors College.

(5) These letters of intent are on speculative development projects that are subject to final determination of feasibility, execution of definitive agreements, complex entitlement and municipal approval processes, and fluctuations in the construction market.

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Third Party Development Update

(dollars in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2006	2005	$ Change	2006	2005	$ Change
Development services revenue	$ 1,729	$ 2,017	$ (288)	$ 4,463	$ 3,994	$ 469
% of total revenue	5.6%	9.7%		5.2%	6.9%	

RECENTLY COMPLETED PROJECTS

Project	Location	Primary University Served	Units	Beds	Total Fees	Completion Date
Vista del Campo Norte	Irvine, CA	University of California - Irvine	545	1,564	$ 3,500	August 2006
Fenn Tower Renovation	Cleveland, OH	Cleveland State University	174	438	1,510	August 2006
West Virginia University - Evansdale [1]	Morgantown, WV	West Virginia University	96	345	725	August 2006
The Inn at Auraria [2]	Denver, CO	Auraria Higher Education System	125	439	315	August 2006
					$ 6,050	

CONTRACTED PROJECTS IN PROGRESS

Project	Location	Primary University Served	Units	Beds	Total Fees	Fees Earned to Date [3]	Remaining Fees [3]	Scheduled Completion
West Virginia University - Potomac State [4]	Keyser, WV	Potomac State College	107	355	$ 700	$ 495	$ 205	August 2007
West Virginia University - Downtown [5]	Morgantown, WV	West Virginia University	89	323	286	286	-	TBD
University of Hawaii - Manoa [6]	Honolulu, HI	University of Hawaii	240	810	2,094	1,087	1,007	July 2008
University of New Orleans [7]	New Orleans, LA	University of New Orleans	231	742	1,550	780	770	September 2007
					$ 4,630	$ 2,648	$ 1,982	

AWARDED PROJECTS

Project	Location	Anticipated Commencement	Estimated Fees
University of Hawaii - Manoa [6]	Honolulu, HI	Fourth Quarter 2006	$ 1,047
Arizona State University - DPS [8]	Tempe, AZ	Fourth Quarter 2006	300
Hampton Roads Military Housing [9]	Norfolk, VA	Second Quarter 2007	3,105
			$ 4,452

(1) The West Virginia - Evansdale projects consisted of pre-development and design services which were completed in the third quarter 2005 and construction administration services which were completed in the third quarter 2006. Contractual fees are shown net of costs incurred to complete the project.

(2) The Inn at Auraria project consisted of pre-development, initial operations, accounting and marketing services.

(3) As of September 30, 2006.

(4) The West Virginia - Potomac State projects consists of pre-development and design services which were completed in the second quarter of 2006 and construction administration services which are currently in progress. Contractual fees are shown net of costs anticipated to be incurred to complete the project.

(5) The West Virginia - Downtown project consists of pre-development and design services. Contractual fees are shown net of costs anticipated to be incurred to complete the project. This project has been put on hold pending investigation of alternative financing. Once financing has been determined, additional fees may be earned.

(6) The 810-bed Frear Hall project at the University of Hawaii-Manoa received approval from the Board of Regents in October and construction is anticipated to commence in November 2006.

(7) ACC commenced construction on the 742-bed residence hall on the University of New Orleans campus in August 2006 after the project was delayed a year due to Hurricane Katrina.

(8) We will provide development services for the relocation of a DPS station in order to utilize the site for on-campus student housing.

(9) The Department of the Navy has selected a joint venture between American Campus and Hunt ELP to exclusively negotiate for the Hampton Roads Unaccompanied Military Housing project. New construction as well as management of the existing housing is expected to commence after congressional notification and execution of the long-term partnership agreements.

10

Management Services Update (dollars in thousands) Management services revenue % of total revenue 2006 2005 $ Change 2006 2005 $ Change 491$ 783 $ (292) $ 1,844 $ 2,055 $ (211) $ 1.6% 3.8% 2.2% 3.6% Nine Months Ended September 30, Three Months Ended September 30, NEW MANAGEMENT CONTRACTS Property Location University Served Units Beds Stabilized Annual Fees Anticipated Commencement Fenn Tower Cleveland, OH Cleveland State University 174 438 $ 100 August 2006 The Inn at Auraria Denver, CO Auraria Higher Education System 125 439 145 August 2006 Vista del Campo Norte Irvine, CA University of California Irvine 545 1,564 480 August 2006 Residence Learning Center Laredo, TX Texas A&M International University 224 436 40 August 2006 Hampton Roads -Existing Housing (1) Norfolk, VA Department of the Navy 722 1,313 280 April 2007 SAIT - New Housing Calgary, AB Southern Alberta Institute of Technology 446 720 125 August 2007 Hampton Roads -New Housing (1) Norfolk, VA Department of the Navy 1,184 2,368 500 August 2009 $ 1,670 (1) Property management has been selected/awarded and management agreement is currently being negotiated.

Investor Information Executive Management William C. Bayless, Jr. Chief Executive Officer Brian B. Nickel Chief Financial Officer James C. Hopke Chief Investment Officer Greg A. Dowell Chief of Operations Research Coverage Jonathan Litt / Craig Melcher Citigroup Equity Research (212) 816-0231 / (212) 816-1685 jonathan.litt@citigroup.com / craig.melcher@citigroup.com Louis Taylor / Christeen Kim Deutsche Bank - North America (212) 250-4912 / (212) 250-6771 louis.taylor@db.com / christeen.kim@db.com Craig Leupold / Andrew McCulloch Green Street Advisors (949) 940-8780 cleupold@greenstreetadvisors.com / amcculloch@greenstreetadvisors.com Anthony Paolone / Joseph Dazio J.P. Morgan Securities (212) 622-6682 / (212) 622-6416 anthony.paolone@jpmorgan.com / joseph.c.dazio@jpmorgan.com Jordan Sadler / Karin Ford KeyBanc Capital Markets (917) 368-2280 / (917) 368-2293 jsadler@keybanccm.com / kford@keybanccm.com Steve Sakwa / Bill Acheson Merrill Lynch (212) 449-0335 / (212) 449-1920 steve_sakwa@ml.com / william_acheson@ml.com David Rodgers RBC Capital Markets (216) 378-7626 dave.rodgers@rbccm.com Thayne Needles Robert W. Baird & Co., Inc. (703) 821-5781 tneedles@rwbaird.com Stephen Swett Wachovia Securities, LLC (212) 909-0954 stephen.swett@wachovia.com American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of American Campus Communities, Inc. or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations. Additional Information Corporate Headquarters: American Campus Communities, Inc. Investor Relations: 805 Las Cimas Parkway, Suite 400 Gina Cowart Austin, Texas 78746 VP, Investor Relations and Corporate Marketing Tel: (512) 732-1000; Fax: (512) 732-2450 (512) 732-1041 www.americancampuscommunities.com gcowart@studenthousing.com

Forward Looking Statements This supplemental package contains forward-looking statements, which express the current beliefs and expectations of management. Except for historical information, the matters discussed in this supplemental package are forward-looking statements and can be identified by the use of the words "anticipate," "believe," "expect," "intend," "may," "might," "plan," "estimate," "project," "should," "will," "result" and similar expressions. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause our future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including risks and uncertainties inherent in the national economy, the real estate industry in general, and in our specific markets; the effect of terrorism or the threat of terrorism; legislative or regulatory changes including changes to laws governing REITS; our dependence on key personnel whose continued service is not guaranteed; availability of qualified acquisition and development targets; availability of capital and financing; rising interest rates; rising insurance rates; impact of ad valorem and income taxation; changes in generally accepted accounting principals; and our continued ability to successfully lease and operate our properties. While we believe these forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. These forward-looking statements are made as of the date of this supplemental package, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.